Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

Home Appreciation U.S. REIT ETF (HAUS)

listed on Cboe BZX Exchange, Inc.

October 21, 2022

Supplement to the

Summary Prospectus, dated February 25, 2022, and the Prospectus and Statement of Additional Information (“SAI”), each dated February 13, 2022, as previously supplemented

The Board of Trustees of Tidal ETF Trust (the “Trust”) has approved a change to the name of the Home Appreciation U.S. REIT ETF (the “Fund”), a series of the Trust. Effective October 21, 2022, the Fund’s name will change to the Residential REIT Income ETF. Accordingly, all references to the Fund’s name in the Summary Prospectus, Prospectus, and SAI are hereby amended to reflect the Fund’s new name.

There will be no changes to the Fund’s investment objective, principal investment strategies, or portfolio management as a result of the Fund’s name change.

For more information, please contact the Fund at 800-693-8288.

Please retain this Supplement for future reference.